JBS REPORTS THIRD QUARTER 2026 RESULTS
November 9, 2026 - JBS N.V. (NYSE: JBS; B3: JBSS32), announces today its 3Q26 results. The numbers reported herein are in US dollars, in accordance with International Financial Reporting Standards (IFRS), unless otherwise specified.

(in millions, except per share data)
	Third Quarter		Nine Months Ended
	2026	2025	2026	2025
Net Sales	$22,738	$22,597	$68,246	$63,121
Adjusted EBITDA (IFRS)¹ ²	$1,181	$1,835	$3,744	$5,116
Adjusted EBITDA (USGAAP)¹ ³	$1,001	$1,624	$3,174	$4,305
Adjusted Operating Income (IFRS)¹ ²	$521	$1,251	$1,827	$3,431
Adjusted Operating Income (USGAAP)¹ ³	$597	$1,276	$2,007	$3,309
Net Income Attributable to JBS²	$164	$581	$283	$1,609
Earnings Per Share Attributable to JBS²	$0.15	$0.52	$0.26	$1.45
Adjusted Earnings Per Share Attributable to JBS¹ ²	$0.16	$0.54	$0.48	$1.57

	Twelve Months Ended
	3Q26	3Q25
Leverage (Net Debt / Adjusted EBITDA LTM)¹ ²	3.54x	2.39x
Interest Coverage (Adjusted EBITDA LTM / Net Interest Expenses LTM)¹ ²	4.34x	6.84x
ROE LTM ¹ ²	8.2%	23.7%
ROIC LTM ¹ ²	11.1%	16.7%
(1)Reconciliations for non-GAAP measures are provided in subsequent sections within this release.
(2)IFRS
(3)USGAAP (non-audited)

Third Quarter Highlights
•Net Sales of $22.7 billion, up 1% from prior year
•IFRS Adjusted EBITDA of $1,181 million, down 36% from prior year
•USGAAP¹ Adjusted EBITDA of $1,001 million, down 38% from prior year
•IFRS Adjusted operating income of $521 million, down 58% from prior year
•USGAAP¹ Adjusted operating income of $597 million, down 53% from prior year
•EPS of $0.15, vs. $0.52 from prior year
•Adjusted EPS of $0.16, vs. $0.54 from prior year

“In 3Q26, JBS faced a more challenging operating environment across several of its business units. The weaker operating performance resulted in an increase in leverage to 3.54x. JBS Beef North America returned to positive adjusted EBITDA under US GAAP, supported by better market conditions and continued improvements in operational integration, commercial execution and industrial efficiency.
JBS Brazil’s third-quarter performance was impacted by lower exports to China following the completion of the 2026 quota. At the beginning of the fourth quarter Chinese demand strengthened as the market began positioning for the 2027 quota. The Brazilian domestic market also enters a seasonally stronger consumption period. Together, JBS Beef North America and JBS Brazil are showing more constructive market dynamics at the beginning of the fourth quarter." said Gilberto Tomazoni — Global CEO.
JBS Beef North America continued to see an improving operating environment throughout the quarter. Industry processing capacity adjustments, together with the reopening of key U.S.-Mexico cattle crossings, with heavier cattle reaching processors more quickly, and robust beef demand, supported the recovery in profitability.
Internally, the integration of fed beef, regional beef and case-ready operations under a single management structure improved coordination across procurement, production and sales. The Company continued its focus on improving yields, increasing productivity, upgrading maintenance equipment and enhancing operational reliability, while expanding the sharing of best practices across its global operations.

Combined, these factors supported a sequential improvement in margins throughout the quarter, from negative 2.9% in July to breakeven in August and positive 3.9% in September.

Pilgrim's Pride: Within the U.S., demand for chicken continued to grow across retail and foodservice channels. U.S. production peaked with a 4.7% growth in July and subsequently reduced its pace throughout the quarter.
Prepared Foods inside PPC continues to drive profitable growth as both sales and margins increased versus last year. Just Bare® remains the fastest growing brand in the frozen fully cooked category as market share in volume rose over 300 basis points year over year. In Europe, poultry and meal offerings continued to resonate with consumers seeking affordable protein options, while profitability remained pressured by challenging pork market conditions and higher input costs. In Mexico, profitability improved sequentially as live commodity fundamentals strengthened, while branded fresh and prepared offerings continued to grow.

JBS USA Pork reported lower net sales compared to the prior year, reflecting an unusually challenging market environment for the business. Domestic demand for pork softened as inflation continued to pressure the American consumer, while increased global pork supply weighed on export demand across key markets. Lower volumes and average selling prices impacted profitability during the quarter. The Company continues to expand its value-added and branded product portfolio as part of its strategy to mitigate commodity market volatility and further strengthen the resilience and consistency of what has historically been one of its most stable business units.
JBS Australia profitability was pressured during the quarter by a more challenging environment in the beef business. Export performance was impacted by the completion of quotas in key markets, including China and South Korea, as well as lower shipments to the U.S. Higher cattle and lamb costs also weighed on results, reflecting continued rainfall across key livestock-producing regions, with lamb prices reaching record levels during the quarter. While these conditions pressured profitability in the short term, improved pasture conditions are supportive of livestock availability over the longer term. Huon delivered a strong performance, supported by increased harvest and higher fish weights.
JBS Brazil reported lower net sales compared to the prior year, mainly reflecting lower export volumes, particularly to China, following the completion of the 2026 Chinese quota.
In the domestic market, higher sales reflected strong commercial execution, supported by the continued expansion of Friboi+, the Company’s retailer relationship program, and a broader value-added product portfolio.

Additionally, profitability was also impacted by higher cattle prices during the quarter.

At the beginning of the fourth quarter, Chinese demand strengthened as customers began securing volumes for the 2027 quota, supporting a recovery in export volumes and a more favorable commercial environment. This recovery coincides with the seasonally stronger period for beef consumption in Brazil, driven by year-end demand.
Seara continued to deliver strong profitability during the quarter. In the export market, fresh poultry performance was supported by higher prices and volumes, with September reaching record export volumes for the Company. Pork exports, however, remained pressured by ample global pork supply, also affecting market dynamics in Brazil.

In Brazil, Seara continued to strengthen its operations by expanding its value-added product portfolio, building its brand and maintaining solid commercial and operational execution. The business also gained market share and achieved its highest-ever levels of brand consideration and preference.

Free Cash Flow & Leverage

Free cash flow was negative US$167 million in 3Q26, with a US$551 million decrease year-over-year, explained by (i) a US$653 million decline in Adjusted EBITDA and (ii) higher working capital consumption in Brazil, particularly inventories. The increase mainly reflected higher grain inventories at Seara, as well as higher chicken inventories at Seara in Europe. The Company also faced higher inventories in JBS Brazil beef products to be sent to China in 4Q26 to fulfill the 2027 quota.

The average debt term reached 14.4 years, with an average cost of 5.7%, of which more than 95% of this debt is at fixed rates. Net leverage ended the quarter at 3.54x. However, the Company maintains a well-balanced debt maturity profile, with no material maturities over the next five years. In 3Q26, JBS increased its revolving credit facility from US$3.5 billion to US$4.2 billion, while reducing the all-in cost. Considering this increase, JBS grew its total liquidity to US$8.2 billion.

SEGMENT RESULTS

JBS Beef North America	Third Quarter			Nine Months Ended
IFRS - US$ Million			Var %			Var %
	2026	2025		2026	2025
Net Sales	$7,558	$7,248	4.3%	$22,494	$20,475	9.9%
Cost of Sales	$(7,352)	$(7,078)	3.9%	$(22,242)	$(20,228)	10.0%
Gross Profit	$206	$170	21.3%	$253	$247	2.2%
Adjusted EBITDA	$(2)	$(42)	-95.4%	$(347)	$(375)	-7.5%
Margin (%)	0.0%	-0.6%	0.6 p.p.	-1.5%	-1.8%	0.3 p.p.
Adjusted Operating Income	$(67)	$(102)	-34.2%	$(534)	$(554)	-3.5%
Margin (%)	-0.9%	-1.4%	0.5 p.p.	-2.4%	-2.7%	0.3 p.p.

USGAAP¹ - US$ Million	Third Quarter		Var %	Nine Months Ended		Var %
	2026	2025		2026	2025
Net Sales	$7,558	$7,248	4.3%	$22,494	$20,475	9.9%
Cost of Sales	$(7,516)	$(7,249)	3.7%	$(22,726)	$(20,800)	9.3%
Gross Profit	$42	$(1)	-	$(231)	$(325)	-28.9%
Adjusted EBITDA	$21	$(46)	-	$(309)	$(424)	-27.1%
Margin (%)	0.3%	-0.6%	0.9 p.p.	-1.4%	-2.1%	0.7 p.p.
Adjusted Operating Income	$(32)	$(95)	-66.5%	$(459)	$(566)	-18.9%
Margin (%)	-0.4%	-1.3%	0.9 p.p.	-2.0%	-2.8%	0.8 p.p.

Pilgrim's Pride	Third Quarter			Nine Months Ended
IFRS - US$ Million			Var %			Var %
	2026	2025		2026	2025
Net Sales	$4,650	$4,756	-2.2%	$13,802	$13,970	-1.2%
Cost of Sales	$(4,025)	$(3,858)	4.3%	$(11,944)	$(11,339)	5.3%
Gross Profit	$625	$898	-30.5%	$1,859	$2,631	-29.3%
Adjusted EBITDA	$462	$770	-39.9%	$1,415	$2,248	-37.0%
Margin (%)	9.9%	16.2%	-6.3 p.p.	10.3%	16.1%	-5.8 p.p.
Adjusted Operating Income	$196	$519	-62.3%	$628	$1,525	-58.8%
Margin (%)	4.2%	10.9%	-6.7 p.p.	4.6%	10.9%	-6.3 p.p.

USGAAP¹ - US$ Million	Third Quarter		Var %	Nine Months Ended		Var %
	2026	2025		2026	2025
Net Sales	$4,653	$4,759	-2.2%	$13,812	$13,980	-1.2%
Cost of Sales	$(4,320)	$(4,100)	5.4%	$(12,793)	$(12,050)	6.2%
Gross Profit	$334	$659	-49.4%	$1,019	$1,930	-47.2%
Adjusted EBITDA	$316	$633	-50.0%	$984	$1,853	-46.9%
Margin (%)	6.8%	13.3%	-6.5 p.p.	7.1%	13.3%	-6.2 p.p.
Adjusted Operating Income	$193	$517	-62.6%	$619	$1,519	-59.2%
Margin (%)	4.1%	10.9%	-6.8 p.p.	4.5%	10.9%	-6.4 p.p.

JBS Brazil	Third Quarter			Nine Months Ended
IFRS - US$ Million			Var %			Var %
	2026	2025		2026	2025
Net Sales	$4,093	$4,160	-1.6%	$12,466	$10,910	14.3%
Cost of Sales	$(3,582)	$(3,497)	2.4%	$(10,814)	$(9,230)	17.2%
Gross Profit	$511	$662	-22.8%	$1,653	$1,680	-1.6%
Adjusted EBITDA	$141	$307	-54.0%	$578	$667	-13.3%
Margin (%)	3.4%	7.4%	-4.0 p.p.	4.6%	6.1%	-1.5 p.p.
Adjusted Operating Income	$69	$253	-72.8%	$365	$506	-27.9%
Margin (%)	1.7%	6.1%	-4.4 p.p.	2.9%	4.6%	-1.7 p.p.

USGAAP¹ - US$ Million	Third Quarter		Var %	Nine Months Ended		Var %
	2026	2025		2026	2025
Net Sales	$4,093	$4,160	-1.6%	$12,466	$10,910	14.3%
Cost of Sales	$(3,781)	$(3,689)	2.5%	$(11,387)	$(9,744)	16.9%
Gross Profit	$313	$470	-33.5%	$1,080	$1,166	-7.5%
Adjusted EBITDA	$144	$312	-53.7%	$589	$660	-10.8%
Margin (%)	3.5%	7.5%	-4.0 p.p.	4.7%	6.1%	-1.4 p.p.
Adjusted Operating Income	$72	$258	-72.2%	$378	$507	-25.5%
Margin (%)	1.8%	6.2%	-4.4 p.p.	3.0%	4.6%	-1.6 p.p.
(1)USGAAP (non-audited)

Seara	Third Quarter			Nine Months Ended
IFRS - US$ Million			Var %			Var %
	2026	2025		2026	2025
Net Sales	$2,511	$2,361	6.4%	$7,451	$6,678	11.6%
Cost of Sales	$(1,957)	$(1,834)	6.7%	$(5,704)	$(4,949)	15.3%
Gross Profit	$555	$527	5.2%	$1,747	$1,729	1.1%
Adjusted EBITDA	$331	$323	2.5%	$1,080	$1,140	-5.2%
Margin (%)	13.2%	13.7%	-0.5 p.p.	14.5%	17.1%	-2.6 p.p.
Adjusted Operating Income	$197	$217	-9.1%	$698	$847	-17.6%
Margin (%)	7.9%	9.2%	-1.3 p.p.	9.4%	12.7%	-3.3 p.p.

USGAAP[1] - US$ Million	Third Quarter		Var %	Nine Months Ended		Var %
	2026	2025		2026	2025
Net Sales	$2,511	$2,361	6.4%	$7,451	$6,678	11.6%
Cost of Sales	$(2,123)	$(1,941)	9.4%	$(6,217)	$(5,248)	18.5%
Gross Profit	$388	$420	-7.6%	$1,234	$1,430	-13.7%
Adjusted EBITDA	$255	$262	-2.5%	$874	$967	-9.7%
Margin (%)	10.2%	11.1%	-0.9 p.p.	11.7%	14.5%	-2.8 p.p.
Adjusted Operating Income	$185	$214	-13.5%	$681	$835	-18.5%
Margin (%)	7.4%	9.1%	-1.7 p.p.	9.1%	12.5%	-3.4 p.p.

JBS Australia	Third Quarter			Nine Months Ended
IFRS - US$ Million			Var %			Var %
	2026	2025		2026	2025
Net Sales	$2,494	$2,192	13.7%	$7,204	$5,787	24.5%
Cost of Sales	$(2,175)	$(1,835)	18.5%	$(6,308)	$(4,778)	32.0%
Gross Profit	$318	$357	-10.9%	$896	$1,009	-11.2%
Adjusted EBITDA	$198	$249	-20.6%	$561	$699	-19.8%
Margin (%)	7.9%	11.4%	-3.5 p.p.	7.8%	12.1%	-4.3 p.p.
Adjusted Operating Income	$159	$217	-26.6%	$453	$608	-25.4%
Margin (%)	6.4%	9.9%	-3.5 p.p.	6.3%	10.5%	-4.2 p.p.

USGAAP[1] - US$ Million	Third Quarter		Var %	Nine Months Ended		Var %
	2026	2025		2026	2025
Net Sales	$2,494	$2,192	13.7%	$7,204	$5,787	24.5%
Cost of Sales	$(2,313)	$(1,940)	19.2%	$(6,600)	$(5,061)	30.4%
Gross Profit	$181	$253	-28.3%	$604	$726	-16.8%
Adjusted EBITDA	$155	$227	-31.9%	$525	$647	-18.8%
Margin (%)	6.2%	10.4%	-4.2 p.p.	7.3%	11.2%	-3.9 p.p.
Adjusted Operating Income	$130	$206	-36.8%	$454	$586	-22.5%
Margin (%)	5.2%	9.4%	-4.2 p.p.	6.3%	10.1%	-3.8 p.p.

JBS USA Pork	Third Quarter			Nine Months Ended
IFRS - US$ Million			Var %			Var %
	2026	2025		2026	2025
Net Sales	$1,881	$2,220	-15.3%	$5,992	$6,281	-4.6%
Cost of Sales	$(1,717)	$(1,890)	-9.1%	$(5,175)	$(5,224)	-0.9%
Gross Profit	$163	$330	-50.5%	$817	$1,057	-22.7%
Adjusted EBITDA	$37	$218	-83.0%	$428	$719	-40.5%
Margin (%)	2.0%	9.8%	-7.8 p.p.	7.1%	11.4%	-4.3 p.p.
Adjusted Operating Income	$(36)	$148	-	$221	$512	-56.9%
Margin (%)	-1.9%	6.7%	-8.6 p.p.	3.7%	8.2%	-4.5 p.p.

USGAAP[1] - US$ Million	Third Quarter		Var %	Nine Months Ended		Var %
	2026	2025		2026	2025
Net Sales	$1,881	$2,220	-15.3%	$5,992	$6,281	-4.6%
Cost of Sales	$(1,776)	$(1,986)	-10.5%	$(5,476)	$(5,673)	-3.5%
Gross Profit	$104	$234	-55.5%	$516	$608	-15.1%
Adjusted EBITDA	$97	$228	-57.3%	$485	$584	-16.9%
Margin (%)	5.2%	10.2%	-5.0 p.p.	8.1%	9.3%	-1.2 p.p.
Adjusted Operating Income	$47	$179	-73.9%	$339	$443	-23.5%
Margin (%)	2.5%	8.0%	-5.5 p.p.	5.7%	7.0%	-1.3 p.p.
(1)USGAAP (non-audited)

CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Third Quarter		Nine Months Ended
	2026	2025	2026	2025
Net Sales	$22,737.8	$22,597.0	$68,246.0	$63,121.2
Cost of Sales	(20,324.1)	(19,624.5)	(60,919.8)	(54,691.6)
Gross Profit	2,413.7	2,972.4	7,326.2	8,429.5
Selling expenses	(1,458.0)	(1,256.0)	(4,171.5)	(3,650.7)
General and administrative expenses	(455.7)	(513.7)	(1,599.4)	(1,592.4)
Other income(expenses)	16.3	16.3	42.7	20.6
Net Operating Expenses	(1,897.4)	(1,753.4)	(5,728.2)	(5,222.5)
Operating Profit	516.4	1,219.0	1,598.0	3,207.0
Finance Income	163.9	202.9	471.7	508.0
Finance Expense	(472.7)	(611.1)	(1,790.3)	(1,484.1)
Net Finance Expense	(308.8)	(408.1)	(1,318.6)	(976.1)
Share of profit of equity-accounted investees, net of tax	(11.5)	4.5	3.3	15.0
Profit Before Taxes	196.1	815.3	282.7	2,245.9
Current Income Taxes	(27.1)	(185.9)	(79.0)	(576.4)
Deferred Income Taxes	19.9	14.7	130.5	125.2
Total Income Taxes	(7.3)	(171.2)	51.5	(451.2)
Effective Rate	(3.7%)	(21.0%)	18.2%	(20.1%)
Net Income (Loss)	188.9	644.1	334.3	1,794.8
Attributable to:
Company shareholders	164.4	580.9	282.9	1,609.2
Non-controlling interest	24.4	63.2	51.4	185.6
Earnings per Share (US$)	$0.15	$0.52	$0.26	$1.45

IFRS - US$ Million	Third Quarter		Var %	Nine Months Ended		Var %
	2026	2025		2026	2025
Adjusted EBITDA	$1,181.2	$1,834.6	-35.6%	$3,743.9	$5,115.9	-26.8%
Margin (%)	5.2%	8.1%	-2.9 p.p.	5.5%	8.1%	-2.6 p.p.
Adjusted Operating Income	$520.8	$1,250.6	-58.4%	$1,826.9	$3,431.1	-46.8%
Margin (%)	2.3%	5.5%	-3.2 p.p.	2.7%	5.4%	-2.7 p.p.

USGAAP[1] - US$ Million	Third Quarter		Var %	Nine Months Ended		Var %
	2026	2025		2026	2025
Adjusted EBITDA	$1,001.2	$1,623.8	-38.3%	$3,174.1	$4,304.5	-26.3%
Margin (%)	4.4%	7.2%	-2.8 p.p.	4.7%	6.8%	-2.1 p.p.
Adjusted Operating Income	$596.9	$1,276.3	-53.2%	$2,006.7	$3,309.2	-39.4%
Margin (%)	2.6%	5.6%	-3.0 p.p.	2.9%	5.2%	-2.3 p.p.
(1)USGAAP (non-audited)

CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)
(Unaudited)

	September 30, 2026	December 31, 2025
Assets
Current Assets:
Cash and cash equivalents	$4,148.8	$4,565.1
Margin Cash	102.7	159.6
Trade accounts receivable	3,273.5	4,231.9
Inventories	7,447.2	6,107.2
Biological assets	1,728.7	1,826.8
Recoverable taxes	1,294.2	957.2
Derivative assets	89.1	155.6
Dividends receivable	-	1.5
Other current assets	565.9	433.4
Total Current Assets	18,650.1	18,438.2
Non Current Assets:
Long-term Investments	52.0	45.8
Recoverable taxes	2,160.1	1,874.6
Biological assets	670.4	611.8
Related party receivables	38.1	41.2
Deferred income taxes	699.4	547.0
Other non-current assets	538.2	488.8
	4,158.2	3,609.2
Investments in equity-accounted investees	213.7	171.6
Property, plant and equipment	14,613.8	13,645.7
Right of use assets	1,695.0	1,613.6
Intangible assets	1,754.7	1,825.6
Goodwill	5,992.7	5,852.6
Total Non Current Assets	28,428.0	26,718.3
Total Assets	$47,078.1	$45,156.5

	September 30, 2026	December 31, 2025
Liabilities and Equity
Current Liabilities:
Trade accounts payable	$5,984.4	$6,198.1
Supply chain finance	1,193.0	1,134.5
Loans and financing	1,421.4	833.1
Income taxes	187.0	288.0
Other taxes payable	170.2	153.0
Payroll and social charges	1,568.1	1,560.2
Lease liabilities	378.4	354.9
Dividends payable	0.0	-
Provisions for legal proceedings	218.7	159.2
Derivative liabilities	148.3	156.4
Other current liabilities	666.6	704.5
Total Current Liabilities	11,936.0	11,541.8
Non Current Liabilities:
Loans and financings	22,187.0	20,257.5
Income and other taxes payable	419.4	407.7
Payroll and social charges	228.7	288.1
Lease liabilities	1,480.7	1,412.4
Deferred income taxes	1,201.4	1,169.3
Provisions for legal proceedings	216.4	209.4
Related party payable	123.6	191.0
Derivative liabilities	55.2	114.4
Other non-current liabilities	52.8	42.2
Total Non Current Liabilities	25,965.1	24,091.9
Equity:
Share capital - common shares	41.6	35.1
Reserves	7,760.9	6,644.3
Other comprehensive income (loss)	245.6	(61.6)
Undistributed results	282.9	2,085.8
Attributable to company shareholders	8,331.0	8,703.6
Attributable to non-controlling interest	846.0	819.2
Total Equity	9,177.0	9,522.8
Total Liabilities and Equity	$47,078.1	$45,156.5

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Third Quarter		Nine Months Ended
	2026	2025	2026	2025
Net income	$188.9	$644.1	334.3	1,794.8
Adjustments for:
Depreciation and amortization	660.4	584.0	1,917.0	1,684.9
Expected credit losses	5.7	9.6	10.6	22.9
Share of profit of equity-accounted investees	11.4	(4.5)	(3.3)	(15.0)
(Gain) loss on assets sales	1.6	(6.4)	(11.6)	(15.3)
Tax expense	7.3	171.2	(51.5)	451.2
Net finance expense	308.8	408.1	1,318.6	976.1
Share-based compensation	13.3	5.7	39.1	19.8
Provisions for legal proceedings	24.0	44.9	95.9	60.4
Impairment of goodwill and property, plant and equipment	—	-	22.7	12.8
Net realizable value inventory adjustments	(18.6)	(0.2)	13.4	20.2
Fair value adjustment of biological assets	60.2	19.4	131.7	(67.1)
Avian Influenza	-	7.5	-	13.1
DOJ (Department of Justice) and antitrust agreements	0.5	10.1	157.8	143.7
	1,263.5	1,893.6	3,974.5	5,102.5
Changes in assets and liabilities:
Trade accounts receivable	294.8	(178.8)	978.3	(18.8)
Inventories	(425.8)	(248.0)	(1,250.4)	(1,203.3)
Recoverable taxes	(83.3)	(50.6)	(102.7)	43.2
Other current and non-current assets	47.1	(194.7)	(41.2)	(556.9)
Biological assets	(178.8)	(174.7)	(594.5)	(572.7)
Trade accounts payable and supply chain finance	100.7	485.2	(337.0)	(90.2)
Taxes paid in installments	(5.9)	(2.6)	(28.9)	(54.5)
Other current and non-current liabilities	(33.5)	(27.8)	(327.7)	151.6
DOJ and Antitrust agreements payment	(2.3)	(77.9)	(101.0)	(339.1)
Income taxes paid	(151.8)	(101.3)	(552.1)	(652.2)
Changes in operating assets and liabilities	(438.7)	(571.2)	(2,357.2)	(3,292.8)
Cash provided by operating activities	824.8	1,322.4	1,617.3	1,809.7
Interest paid	(359.6)	(343.2)	(1,170.4)	(948.2)
Interest received	43.3	61.2	123.2	134.9
Cash net of interest provided by (used in) operating activities	508.5	1,040.4	570.1	996.4
Cash flow from investing activities:
Purchases of property, plant and equipment	(560.3)	(546.9)	(1,739.2)	(1,261.0)
Purchase and disposals of intangible assets	(1.4)	(2.2)	(8.6)	(4.7)
Proceeds from sale of property, plant and equipment	8.4	21.3	56.5	56.9
Additions (disposals) to investments in joint ventures	(29.7)	(21.2)	(3.3)	(186.5)
Dividends received	24.4	2.1	24.6	6.2
Related party transactions	(4.7)	(27.6)	(21.5)	(22.9)
Acquisition of investments funds	-	(45.8)	-	(45.8)
Cash provided by (used in) investing activities	(563.3)	(620.3)	(1,691.4)	(1,457.8)
Cash flow from financing activities:
Proceeds from loans and financings	1,434.6	4,961.1	5,300.1	9,455.3
Payments of loans and financings	(517.0)	(3,788.8)	(3,217.7)	(8,465.1)
Derivative instruments received (settled)	(37.6)	(38.8)	(44.1)	(91.6)
Dividends paid	-	-	(1,070.9)	(1,573.9)
Dividends paid to non-controlling interest	(3.1)	(89.3)	(6.0)	(355.7)
Margin Cash	27.1	52.9	(8.3)	8.5
Payments of leasing contracts	(115.6)	(110.0)	(336.4)	(325.0)
Acquisition of non-controlling interests in the subsidiary PPC	-	(1.3)	-	(1.3)
Acquisition of non-controlling interests in Andrew Meats	(50.1)	-	(50.1)	-
Share Buyback	-	(362.5)	1.2	(362.5)
Others	-	(22.6)	(2.8)	(22.6)
Cash provided by (used in) financing activities	738.3	600.8	565.1	(1,733.9)
Effect of exchange rate changes on cash and cash equivalents	(3.8)	19.4	139.9	140.0
Net change in cash and cash equivalents	679.7	1,040.3	(416.4)	(2,055.5)
Cash and cash equivalents at the beginning of period	3,469.1	2,517.9	4,565.1	5,613.7
Cash and cash equivalents at the end of period	$4,148.8	$3,558.2	$4,148.8	$3,558.2

Adjusted EBITDA IFRS to USGAAP Reconciliations
(In millions)
(Unaudited)

	Adjusted EBITDA 3Q26
	JBS Beef North America	PPC	JBS Brazil	Seara	JBS USA Pork	Australia	All Other Segments	Total
Adjusted EBITDA IFRS	$(1.9)	$462.4	$141.2	$330.6	$37.0	$197.7	$14.2	$1,181.2
Leasing adjustments	(14.5)	(22.7)	(3.7)	(12.5)	(26.3)	(14.3)	(0.5)	(94.5)
Inventory adjustments at market value	38.0	-	-	-	(9.2)	-	-	28.8
Biological assets adjustments	-	(125.1)	6.7	(63.1)	95.6	(28.6)	-	(114.6)
Other adjustments	(0.1)	1.7	-	-	-	-	(1.3)	0.3
Adjusted EBITDA USGAAP¹	$21.4	$316.3	$144.2	$255.0	$97.0	$154.7	$12.5	$1,001.2

	Adjusted EBITDA 3Q25
	JBS Beef North America	PPC	JBS Brazil	Seara	JBS USA Pork	Australia	All Other Segments	Total
Adjusted EBITDA IFRS	$(41.7)	$769.7	$307.2	$322.7	$218.2	$248.9	$9.5	$1,834.6
Leasing adjustments	(13.8)	(20.7)	(2.6)	(14.5)	(24.0)	(12.9)	(0.6)	(89.1)
Inventory adjustments at market value	9.2	-	-	-	1.9	-	-	11.1
Biological assets adjustments	-	(116.3)	6.9	(46.7)	31.4	(8.8)	-	(133.5)
Other adjustments	0.1	0.3	-	-	-	-	0.2	0.7
Adjusted EBITDA USGAAP¹	$(46.2)	$633.1	$311.5	$261.5	$227.5	$227.1	$9.2	$1,623.8

	Adjusted EBITDA 9M26
	JBS Beef North America	PPC	JBS Brazil	Seara	JBS USA Pork	Australia	All Other Segments	Total
Adjusted EBITDA IFRS	$(346.9)	$1,415.0	$578.1	$1,080.3	$427.8	$561.2	$28.4	$3,743.9
Leasing adjustments	(43.9)	(65.0)	(10.9)	(34.8)	(70.5)	(42.5)	(1.5)	(269.1)
Inventory adjustments at market value	82.5	-	-	-	(19.8)	-	-	62.8
Biological assets adjustments	-	(368.3)	21.6	(171.6)	147.6	6.5	-	(364.3)
Other adjustments	(0.5)	2.8	-	-	-	-	(1.6)	0.7
Adjusted EBITDA USGAAP¹	$(308.7)	$984.4	$588.8	$873.9	$485.2	$525.1	$25.3	$3,174.1

	Adjusted EBITDA 9M25
	JBS Beef North America	PPC	JBS Brazil	Seara	JBS USA Pork	Australia	All Other Segments	Total
Adjusted EBITDA IFRS	$(375.1)	$2,247.7	$666.9	$1,140.1	$719.1	$699.4	$17.8	$5,115.9
Leasing adjustments	(43.0)	(60.2)	(10.5)	(43.9)	(75.7)	(38.1)	(1.9)	(273.5)
Inventory adjustments at market value	(5.4)	-	-	-	(21.9)	-	-	(27.4)
Biological assets adjustments	-	(335.2)	3.8	(128.8)	(37.6)	(14.8)	-	(512.5)
Other adjustments	0.1	0.9	-	-	-	-	1.0	2.0
Adjusted EBITDA USGAAP¹	$(423.5)	$1,853.2	$660.1	$967.5	$583.8	$646.5	$16.9	$4,304.5
(1)USGAAP (non-audited)

Adjusted Operating Income IFRS to USGAAP Reconciliations
(In millions)
(Unaudited)

	Adjusted Operating Income (Loss) 3Q26
	JBS Beef North America	PPC	JBS Brazil	Seara	JBS USA Pork	Australia	All Other Segments	Total
Adjusted Operating Income IFRS	$(67.3)	$195.6	$68.7	$197.4	$(36.1)	$159.3	$3.2	$520.8
Leasing adjustments	(2.6)	(3.8)	(3.7)	(12.5)	(3.7)	(0.6)	(0.0)	(26.9)
Inventory adjustments at market value	38.0	-	-	-	(9.2)	-	-	28.8
Biological assets adjustments	-	-	6.7	-	95.6	(28.6)	-	73.7
Other adjustments	0.1	1.3	-	-	-	-	(0.9)	0.6
Adjusted Operating Income USGAAP¹	$(31.8)	$193.1	$71.8	$184.9	$46.6	$130.1	$2.3	$596.9

	Adjusted Operating Income (Loss) 3Q25
	JBS Beef North America	PPC	JBS Brazil	Seara	JBS USA Pork	Australia	All Other Segments	Total
Adjusted Operating Income IFRS	$(102.4)	$518.9	$253.1	$217.1	$148.3	$216.9	$(1.3)	$1,250.6
Leasing adjustments	(2.3)	(3.1)	(1.9)	(3.3)	(3.0)	(2.2)	(0.0)	(15.8)
Inventory adjustments at market value	9.2	-	-	-	1.9	-	-	11.1
Biological assets adjustments	-	-	6.9	-	31.4	(8.8)	-	29.5
Other adjustments	0.4	0.8	-	-	-	-	(0.2)	1.0
Adjusted Operating Income USGAAP¹	$(95.1)	$516.7	$258.1	$213.8	$178.7	$205.8	$(1.6)	$1,276.3

	Adjusted Operating Income (Loss) 9M26
	JBS Beef North America	PPC	JBS Brazil	Seara	JBS USA Pork	Australia	All Other Segments	Total
Adjusted Operating Income IFRS	$(534.2)	$628.1	$365.3	$697.5	$220.7	$453.5	$(3.9)	$1,826.9
Leasing adjustments	(7.7)	(10.3)	(9.9)	(16.8)	(9.9)	(6.1)	(0.1)	(60.8)
Inventory adjustments at market value	82.5	-	-	-	(19.8)	-	-	62.8
Biological assets adjustments	-	-	22.3	-	147.6	6.5	-	176.3
Other adjustments	0.3	1.6	-	-	-	-	(0.4)	1.6
Adjusted Operating Income USGAAP¹	$(459.0)	$619.4	$377.7	$680.7	$338.5	$453.9	$(4.4)	$2,006.7

	Adjusted Operating Income (Loss) 9M25
	JBS Beef North America	PPC	JBS Brazil	Seara	JBS USA Pork	Australia	All Other Segments	Total
Adjusted Operating Income IFRS	$(553.6)	$1,525.4	$506.4	$846.9	$512.1	$607.5	$(13.7)	$3,431.1
Leasing adjustments	(7.7)	(8.9)	(2.9)	(12.0)	(10.1)	(7.0)	(0.1)	(48.7)
Inventory adjustments at market value	(5.4)	-	-	-	(21.9)	-	-	(27.4)
Biological assets adjustments	-	-	3.8	-	(37.6)	(14.8)	-	(48.6)
Other adjustments	0.9	2.3	-	-	-	-	(0.4)	2.8
Adjusted Operating Income USGAAP¹	$(565.8)	$1,518.8	$507.3	$834.9	$442.5	$585.7	$(14.2)	$3,309.2
(1)USGAAP (non-audited)

EBITDA to Adjusted EBITDA and Free Cash Flow Reconciliation
(In millions)

	Third Quarter		Nine Months Ended		Twelve Months Ended
	2026	2025	2026	2025	3Q26	3Q25
Profit before Taxes	$196.1	$815.3	$282.7	$2,245.9	$657.1	$2,855.2
Share of profit of equity-accounted investees, net of tax	11.5	(4.5)	(3.3)	(15.0)	(5.2)	(18.2)
Net finance expense	308.8	408.1	1,318.6	976.1	1,898.7	1,336.4
(+) Depreciation and amortization	660.4	584.0	1,917.0	1,684.9	2,540.6	2,240.8
EBITDA	$1,176.7	$1,803.1	$3,514.9	$4,891.9	$5,091.2	$6,414.2
Adjustments to EBITDA:
Other operating income (expense), net	$1.7	$1.6	$14.4	$17.0	$38.5	$32.0
Tax Assessment Notice	-	9.5	-	9.5	33.7	9.5
Restructuring	-	2.2	20.1	23.8	29.8	36.3
Impairment of assets	-	-	-	12.8	8.4	12.8
Antitrust agreements	0.5	10.1	157.8	143.7	196.4	316.5
Donations and Social Programs	0.1	0.6	0.6	1.7	0.7	6.0
Fiscal payments and installments	2.2	-	11.8	2.4	11.8	2.4
Extemporaneous litigation	-	-	-	-	20.7	61.0
Reversal of tax credits	-	-	-	-	-	58.7
Avian influenza	-	7.5	-	13.1	4.0	13.1
Closure of Plants	-	-	24.1	-	24.1	-
Total Adjusted EBITDA	$1,181.2	$1,834.6	$3,743.9	$5,115.9	$5,459.3	$6,962.5
(-) Depreciation and amortization	660.4	584.0	1,917.0	1,684.9	2,540.6	2,240.8
Adjusted Operating Income (IFRS)	$520.8	$1,250.6	$1,826.9	$3,431.1	$2,918.7	$4,721.7
Total Gross Debt	23,608.4	20,768.6	23,608.4	20,768.6	23,608.4	20,768.6
(-) Cash and cash equivalents	4,148.8	3,558.2	4,148.8	3,558.2	4,148.8	3,558.2
(-) Cash Margin	102.7	553.8	102.7	553.8	102.7	553.8
(-) Financial Investments	52.0	45.8	52.0	45.8	52.0	45.8
Total Net Debt	$19,304.9	$16,610.8	$19,304.9	$16,610.8	$19,304.9	$16,610.8
Ratio Calculations:
Gross Debt/Adjusted EBITDA					4.32x	2.98x
Net Debt/Adjusted EBITDA					3.54x	2.39x

	Third Quarter		Nine Months Ended		Twelve Months Ended
	2026	2025	2026	2025	3Q26	3Q25
Cash provided by operating activities	$824.8	$1,322.4	$1,617.3	$1,809.7	$3,853.5	$3,619.3
Interest paid and received	(316.3)	(282.1)	(1,047.2)	(813.3)	(1,347.8)	(1,083.1)
Purchases of property, plant and equipment	(560.3)	(546.9)	(1,739.2)	(1,261.0)	(2,577.5)	(1,790.8)
Payments of leasing contracts	(115.6)	(110.0)	(336.4)	(325.0)	(443.9)	(428.7)
Free Cash Flow	$(167.4)	$383.5	$(1,505.5)	$(589.7)	$(515.7)	$316.7

Net Debt Bridge and Debt Amortization Schedule
(In millions)
(Unaudited)

18,962
(1,181)
106
179
316
560
116
152
74
21
19,305
3.10x
3.54x
Net debt 2Q26
Adjusted EBITDA
Working Capital
Biological Assets
Interest Paid and Received
CAPEX
Lease Payments
Taxes
Exchange Rate Variaton +Margin Cash +Derivatives
Other[1]
Net debt 3Q26

(1) Considering acquisitions, non-cash items and Others.

8,234
3,931
4,304
1,421
13
418
658
127
1,413
2,888
2,325
1,722
1,187
1,458
1,635
456
2,417
883
1,033
1,236
984
350
984
Cash and Equiv.
Short Term
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038 to 2051
2052
2053
2055
2056
2057
2065
2066
Average Term
14.4 years
Average Cost
5.7% p.a.
Cash and equivalents
Revolving credit lines US$ 3.9 billion in the US

Adjusted Net Income Reconciliation
(In millions)
(Unaudited)

	Third Quarter		Nine Months Ended
	2026	2025	2026	2025
Net Income (Loss)	$188.9	$644.1	$334.3	$1,794.8
Non-controlling interest	(24.4)	(63.2)	(51.4)	(185.6)
Net income (Loss) Attributable to JBS	$164.4	$580.9	$282.9	$1,609.2
Adjustments to Net Income:
Other operating income / expense	$1.7	$1.6	$14.4	$17.0
Restructuring	-	2.2	20.1	23.8
Antitrust agreements	0.5	10.1	157.8	143.7
Donations and Social Programs	0.1	0.6	0.6	1.7
Avian influenza	-	7.5	-	13.1
Fiscal payments and installments	2.2	-	11.8	2.4
Closure of Plants	-	-	24.1	-
Final calculation of the bargain purchase price gain	-	-	80.5	-
Bond and CRA premiums	-	-	-	-
Costs Related to the War	-	-	39.8	-
Taxes	(1.5)	(7.5)	(118.8)	(68.6)
Adjusted Net income Attributable to JBS	$167.4	$595.4	$513.5	$1,742.4
Adjusted Earnings Per Share Attributable to JBS	$0.16	$0.54	$0.48	$1.57
ROE, ROIC and Interest Coverage Reconciliation
(In millions)
(Unaudited)

	Last twelve months ended September 30,
	2026	2025
Net Income LTM (A)	$769.3	$2,253.1
Average Shareholder Equity (B)	$9,343.1	$9,494.8
Current Shareholder Equity	$9,177.0	$9,509.2
Previous Year Shareholder Equity	$9,509.2	$9,480.4
ROE (A/B)	8.2%	23.7%

	Last twelve months ended September 30,
	2026	2025
NOPAT (A)	$3,030.9	$4,119.7
Adjusted Operating Income (IFRS)	$2,918.7	$4,721.7
Taxes	$112.2	$-602.1
Average Net Debt (B)	$17,957.8	$15,165.6
Current Net Debt	$19,304.9	$16,610.8
Previous Year Net Debt	$16,610.8	$13,720.5
Average Shareholder Equity (C)	$9,343.1	$9,494.8
Current Shareholder Equity	$9,177.0	$9,509.2
Previous Year Shareholder Equity	$9,509.2	$9,480.4
Invested Capital (B+C)	$27,300.9	$24,660.4
ROIC [A/(B+C)]	11.1%	16.7%

	Last twelve months ended September 30,
	2026	2025
Total Adjusted EBITDA	$5,459.3	$6,962.5
Net Financial Expense	$1,256.6	$1,018.6
Interest Coverage	4.34x	6.84x

Conference Call Information and Other Selected Data
JBS will host a conference call to discuss its financial results on Tuesday, November 10, 2026, at 9:00 a.m. Eastern Time. The live webcast will be available on the JBS Investor Relations website at https://ir.jbsglobal.com/, where a replay of the webcast, the accompanying presentation, the earnings release, financial statements, and other supplemental information will also be available following the event. The webcast can also be accessed directly by clicking here. To add the event to your calendar, click here.
This press release is being made in respect of JBS N.V. and its subsidiaries (collectively, the “JBS Group”).
Forward-Looking Statements
We make statements about future events that are subject to risks and uncertainties. Such statements are based on the beliefs and assumptions of our Management and information to which the Company currently has access. Statements about future events include information about our current intentions, beliefs or expectations, as well as those of the members of the Company's Board of Directors and Officers.
Forward-looking statements may include information on possible or presumed operating results, as well as statements that are preceded, followed or that include the words "believe," "may," "will," "continue," "expects," "predicts," "intends," "plans," "estimates," or similar expressions.
Forward-looking statements and information are not guarantees of performance. They involve risks, uncertainties and assumptions because they refer to future events, depending, therefore, on circumstances that may or may not occur. Future results and shareholder value creation may differ materially from those expressed or implied by the forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict.
IFRS and Non-GAAP Financial Measures
This release is prepared under IFRS and also includes certain non-GAAP financial measures. These measures are not calculated in accordance with any generally accepted accounting principles (GAAP) or International Financial Reporting Standards (IFRS) and should not be viewed as substitutes for IFRS metrics such as net income, operating cash flow, or other measures of operating performance or liquidity.
We present non-GAAP financial measures to provide additional information that we believe is useful and meaningful to investors. However, such measures do not have standardized definitions and may therefore not be comparable to similarly titled measures presented by other companies. Non-GAAP financial measures should always be considered together with, and not as alternatives to, the financial results reported in accordance with IFRS as issued by the International Accounting Standards Board.
Additionally, all the numbers are unaudited in the condensed consolidated interim financial information, the consolidated US GAAP figure includes non-audited accounting GAAP adjustments in Seara and JBS Brazil, in addition to the Business Units that already report under US GAAP.
Investor Contact: ir@jbsglobal.com
Guilherme Cavalcanti (Global CFO)
Christiane Assis (IRO)
Pedro Bueno
Felipe Brindo
Vítor Figueira
Amanda Harumi